UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 4, 2025
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 4, 2025, Ginkgo Bioworks Holdings, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Allen & Company LLC (“Allen”), who is acting as the sales agent (the “Agent”). Pursuant to the Sales Agreement, the Company may sell, at its option, shares of its Class A common stock (the “Class A Common Stock”) up to an aggregate offering price of $100,000,000 (the “Shares”) through or directly to the Agent in one or more at-the-market offerings. Sales of the Shares made pursuant to the Sales Agreement, if any, will be made under the Company’s Registration Statement on Form S-3 filed on August 7, 2025 (File No. 333-289390), declared effective by the Securities and Exchange Commission (“SEC”) on August 14, 2025, as supplemented by the prospectus supplement dated September 4, 2025, from time to time further amended or supplemented (the “Registration Statement”). Subject to the terms and conditions of the Sales Agreement, the Company may propose that the Agent place Shares pursuant to the terms set forth in a placement notice. The Agent may sell the Shares, if any, by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended. The Agent will use commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell the Shares in accordance with the terms of the Sales Agreement and any applicable placement notice. The Company cannot provide any assurances that it will issue any Shares pursuant to the Sales Agreement.

The Sales Agreement provides that the Agent will be entitled to receive a commission of up to 3.0% of the gross proceeds from each sale of the Shares. Pursuant to the terms of the Sales Agreement, the Company also provided the Agent with customary indemnification and contribution rights. The Company and the Agent each have the right to terminate the Sales Agreement following delivery of sufficient written notice by the Company or the Agent, as applicable, to the other party.

The Company currently anticipates that the net proceeds from the sale of the Class A Common Stock offered pursuant to the Sales Agreement, if any, will be used for general corporate purposes, which may include, but are not limited to, financing the Company’s operations, technology development, working capital and capital expenditures.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The Sales Agreement is also incorporated by reference into the Registration Statement. The provisions of the Sales Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the Sales Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

A copy of the opinion of Ropes & Gray LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is also incorporated by reference into the Registration Statement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares discussed herein, nor shall there be any sale of such Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to activity under the Sales Agreement, and the intended use of proceeds. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to (i) the Company’s ability to successfully complete the offering on terms and conditions satisfactory to the Company, (ii) the possible adverse impact on the market price of the Company’s shares of Class A common stock due to the dilutive effect of the securities to be sold in the offering, (iii) the Company’s ability to raise additional capital in the future, (iv) factors relating to the business, operations and financial performance of the Company, (v) intense competition and competitive pressures from other companies worldwide in the industries in which the Company operates, (vi) litigation, including securities or shareholder litigation, and the ability to adequately protect the Company’s intellectual property rights, (vii) rapidly changing technology and extensive competition in the synthetic biology industry that could make the products and processes that the Company is developing obsolete or non-competitive unless it is able to successfully collaborate on the development of new and improved products and processes and pursue new market opportunities, (viii) the Company’s ability to convert potential customers from “on prem” R&D to outsourced services, the Company’s reliance on its customers to develop, produce and manufacture products using the engineered cells and/or biomanufacturing processes that the Company develops and the Company’s ability to accurately predict customer demand, including with respect to the data the Company’s accesses and holds, (iv) the Company’s ability to comply with laws and regulations applicable to its business, (v) market conditions and global and economic factors beyond the Company’s control, including initiatives undertaken by the U.S. government in the biotechnology sector, the frequency and scale of biological risks and threats, and the future potential and commercial applications of artificial intelligence and the biotechnology sector, and (vi) the success of the Company’s programs, including the growing efficiency and cost-advantage of cell engineering services, and their potential to contribute revenue, and the relative contribution of the Company’s programs to its future revenue, including the potential for future revenue related to downstream value share in the form of potential future milestone payments, royalties, and/or equity consideration. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s 2024 Annual Report, as filed with the SEC on February 25, 2025, any subsequent Quarterly Report on Form 10-Q, and in the Company’s other filings with the SEC. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

1.1	Sales Agreement, dated September 4, 2025, by and among the Company and Allen & Company LLC.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: September 4, 2025	By:	/s/ Steven Coen
	Name:	Steven Coen
	Title:	Chief Financial Officer